UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 2, 2004

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction) of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	2400 Xenium Lane North Plymouth, Minnesota	55441
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On December 2, 2004, the registrant issued a press release regarding an expected earnings range for the registrant’s results of operations for the third quarter ended November 27, 2004.  The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by the registrant on December 2, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: December 2, 2004	By:	/s/	Andrew K. Moller
Andrew K. Moller
Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION
FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press release issued by the registrant on December 2, 2004.